                          REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this  "Agreement"),  dated as of February 6,
2003,  by and  among  iDial  Networks,  Inc.,  a  Nevada  corporation  with  its headquarters  located at 10800 East Bethany Drive,  Suite 380, Denver,  Colorado
80014  (the  "Company"),  and  each  of the  undersigned  (together  with  their respective  affiliates and any assignee or transferee of all of their respective rights hereunder, the "Initial Investors").

     WHEREAS:

A.   In  connection  with the  Securities  Purchase  Agreement  by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the  Company  has  agreed,  upon the terms and  subject  to the  conditions contained  therein,  to  issue  and  sell  to  the  Initial  Investors  (i)
     convertible  debentures  in the aggregate  principal  amount of up to Seven
     Hundred Fifty  Thousand  Dollars  ($750,000)  (the  "Debentures")  that are convertible into shares of the Company's common stock (the "Common Stock"), upon the terms and subject to the  limitations  and conditions set forth in such Debentures and (ii) warrants (the  "Warrants") to acquire an aggregate of 2,250,000  shares of Common  Stock,  upon the terms and  conditions  and subject to the  limitations  and conditions set forth in the Warrants dated
     February 6, 2003; and

B.   To induce the Initial  Investors  to execute  and  deliver  the  Securities
     Purchase Agreement,  the Company has agreed to provide certain registration rights  under the  Securities  Act of 1933,  as amended,  and the rules and regulations thereunder, or any similar successor statute (collectively, the
     "1933 Act"), and applicable state securities laws;

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants contained  herein and other good and  valuable  consideration,  the  receipt and sufficiency  of which  are  hereby  acknowledged,  the  Company  and each of the
Initial Investors hereby agree as follows:

1.   DEFINITIONS.

     a.   As used  in  this  Agreement,  the  following  terms  shall  have  the following meanings:

          (i)  "Investors"  means the Initial  Investors  and any  transferee or assignee  who agrees to become  bound by the  provisions  of this
               Agreement in accordance with Section 9 hereof.

          (ii) "register,"   "registered,"   and   "registration"   refer  to  a
               registration  effected  by  preparing  and filing a  Registration
               Statement  or  Statements  in  compliance  with  the 1933 Act and pursuant  to Rule 415  under the 1933 Act or any  successor  rule providing for offering  securities  on a continuous  basis ("Rule
               415"),  and the declaration or ordering of  effectiveness of such
               Registration  Statement  by  the  United  States  Securities  and
               Exchange Commission (the "SEC").

          (iii)"Registrable  Securities"  means the Conversion  Shares issued or issuable upon conversion or otherwise  pursuant to the Debentures and Additional  Debentures (as defined in the Securities Purchase
               Agreement)  including,  without  limitation,  Damages  Shares (as defined in the  Debentures)  issued or  issuable  pursuant to the
               Debentures,  shares of Common Stock issued or issuable in payment of the  Standard  Liquidated  Damages  Amount (as  defined in the
               Securities  Purchase  Agreement),  shares  issued or  issuable in respect  of  interest  or in  redemption  of  the  Debentures  in accordance  with the terms thereof) and Warrant Shares  issuable,
               upon   exercise  or  otherwise   pursuant  to  the  Warrants  and
               Additional  Warrants  (as  defined  in  the  Securities  Purchase
               Agreement), and any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

          (iv) "Registration  Statement"  means a registration  statement of the
               Company under the 1933 Act.

     b.   Capitalized  terms used herein and not otherwise  defined herein shall have the  respective  meanings  set forth in the  Securities  Purchase
          Agreement or the Convertible Debenture.

2.   REGISTRATION.

     a.   Mandatory Registration. The Company shall prepare, and, on or prior to thirty  (30)  days  from  the  date  of  Closing  (as  defined  in the
          Securities  Purchase Agreement) (the "Filing Date"), file with the SEC a  Registration  Statement  on Form S-3  (or,  if Form S-3 is not then available, on such form of Registration Statement as is then available to effect a registration of the Registrable Securities, subject to the
          consent  of  the  Initial   Investors,   which  consent  will  not  be
          unreasonably   withheld)   covering  the  resale  of  the  Registrable
          Securities  underlying the Debentures and Warrants  issued or issuable pursuant to the  Securities  Purchase  Agreement,  which  Registration
          Statement,  to the extent  allowable  under the 1933 Act and the rules and regulations  promulgated  thereunder  (including Rule 416),  shall state that such Registration  Statement also covers such indeterminate number of  additional  shares of Common  Stock as may become  issuable upon  conversion  of or  otherwise  pursuant  to  the  Debentures  and exercise of the  Warrants  to prevent  dilution  resulting  from stock splits, stock dividends or similar transactions.  The number of shares of Common  Stock  initially  included in such  Registration  Statement shall be no less than an amount  equal to two (2) times the sum of the number of Conversion  Shares that are then issuable upon conversion of the  Debentures  and  Additional  Debentures  (based  on the  Variable
          Conversion  Price as would then be in effect and assuming the Variable
          Conversion Price is the Conversion Price at such time), and the number of  Warrant  Shares  that  are  then  issuable  upon  exercise  of the
          Warrants,  without regard to any limitation on the Investor's  ability to convert  the  Debentures  or  exercise  the  Warrants.  The Company acknowledges  that the  number of  shares  initially  included  in the
          Registration Statement represents a good faith estimate of the maximum number of shares  issuable upon  conversion of the Debentures and upon exercise of the Warrants.

     b.   Underwritten  Offering.  If any  offering  pursuant to a  Registration
          Statement  pursuant to Section  2(a) hereof  involves an  underwritten offering,  the  Investors  who  hold a  majority  in  interest  of the
          Registrable Securities subject to such underwritten offering, with the consent of a majority-in-interest of the Initial Investors, shall have the right to select  one legal  counsel  and an  investment  banker or bankers  and manager or managers to  administer  the  offering,  which
          investment   banker  or  bankers  or  manager  or  managers  shall  be
          reasonably satisfactory to the Company.

     c.   Payments by the  Company.  The Company  shall use its best  efforts to
          obtain  effectiveness  of  the  Registration   Statement  as  soon  as
          practicable.   If  (i)  the  Registration  Statement(s)  covering  the
          Registrable Securities required to be filed by the Company pursuant to
          Section  2(a)  hereof  is not  filed by the  Filing  Date or  declared effective  by the SEC on or prior to one  hundred  (100) days from the date of Closing (as defined in the Securities Purchase Agreement),  or
          (ii) after the Registration  Statement has been declared  effective by the SEC,  sales of all of the  Registrable  Securities  cannot be made pursuant to the Registration  Statement,  or (iii) the Common Stock is
          not listed or included  for  quotation on the Nasdaq  National  Market
          ("Nasdaq"),  the Nasdaq SmallCap Market ("Nasdaq  SmallCap"),  the New
          York Stock  Exchange (the "NYSE") or the American  Stock Exchange (the
          "AMEX") after being so listed or included for  quotation,  or (iv) the
          Common  Stock  ceases to be traded  on the  Over-the-Counter  Bulletin
          Board (the "OTCBB") or any  equivalent  replacement  exchange prior to being  listed or included for  quotation on one of the  aforementioned markets,  then the Company will make payments to the Investors in such amounts  and at such  times as shall be  determined  pursuant  to this
          Section  2(c) as partial  relief for the damages to the  Investors  by reason of any such delay in or reduction of their  ability to sell the
          Registrable  Securities  (which  remedy  shall not be exclusive of any other remedies  available at law or in equity).  The Company shall pay to each holder of the Debentures or  Registrable  Securities an amount equal to the then outstanding principal amount of the Debentures (and, in the case of holders of Registrable Securities, the principal amount of Debentures from which such  Registrable  Securities were converted)
          ("Outstanding   Principal  Amount"),   multiplied  by  the  Applicable
          Percentage  (as  defined  below)  times the sum of:  (i) the number of months  (prorated for partial months) after the Filing Date or the end of the  aforementioned  one hundred  (100) day period and prior to the date the  Registration  Statement  is declared  effective  by the SEC, provided,  however,  that there shall be excluded from such period any delays  which are  solely  attributable  to  changes  required  by the
          Investors in the  Registration  Statement  with respect to information relating to the Investors,  including, without limitation,  changes to the  plan of  distribution,  or to the  failure  of the  Investors  to conduct their review of the Registration Statement pursuant to Section
          3(h) below in a reasonably  prompt  manner;  (ii) the number of months
          (prorated  for partial  months)  that sales of all of the  Registrable
          Securities cannot be made pursuant to the Registration Statement after the  Registration  Statement has been declared  effective  (including, without  limitation,  when  sales  cannot  be  made by  reason  of the
          Company's  failure  to  properly  supplement  or amend the  prospectus included  therein in accordance with the terms of this Agreement,  but excluding  any days  during an  Allowed  Delay (as  defined in Section
          3(f));  and (iii) the number of months  (prorated for partial  months)
          that the Common Stock is not listed or included  for  quotation on the
          OTCBB, Nasdaq,  Nasdaq SmallCap,  NYSE or AMEX or that trading thereon
          is  halted  after  the   Registration   Statement  has  been  declared
          effective.  The term  "Applicable  Percentage"  means  two  hundredths
          (.02). (For example,  if the Registration  Statement becomes effective one (1)  month  after  the end of such  one  hundred-day  period,  the
          Company  would pay $5,000 for each $250,000 of  Outstanding  Principal
          Amount.  If  thereafter,  sales  could  not be  made  pursuant  to the
          Registration  Statement for an additional period of one (1) month, the
          Company  would  pay  an   additional   $5,000  for  each  $250,000  of
          Outstanding  Principal Amount.) Such amounts shall be paid in cash or, at each  Investor's  option,  in shares of Common  Stock priced at the
          Conversion Price (as defined in the Debentures) on such payment date.

     d.   Piggy-Back Registrations. Subject to the last sentence of this Section
          2(d),  if at any time  prior  to the  expiration  of the  Registration
          Period (as  hereinafter  defined) the Company shall  determine to file with the SEC a Registration  Statement relating to an offering for its own account or the account of others  under the 1933 Act of any of its equity  securities  (other  than on Form S-4 or Form S-8 or their then equivalents  relating  to equity  securities  to be  issued  solely in connection  with any  acquisition  of any entity or business or equity securities  issuable  in  connection  with stock  option or other bona fide, employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this Section 2(d) written notice of such  determination  and, if within  fifteen (15) days after the effective  date of such notice,  such Investor shall so request in writing, the Company shall include in such Registration  Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering  for the account of the Company the  managing  underwriter(s)
          thereof  shall impose a  limitation  on the number of shares of Common
          Stock which may be included in the Registration  Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate  public  distribution,  then the
          Company shall be obligated to include in such  Registration  Statement only such limited portion of the  Registrable  Securities with respect to which  such  Investor  has  requested  inclusion  hereunder  as the underwriter  shall  permit.  Any exclusion of  Registrable  Securities shall  be made  pro  rata  among  the  Investors  seeking  to  include
          Registrable  Securities  in  proportion  to the number of  Registrable
          Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable  Securities  unless the Company has first excluded all outstanding securities, the holders of which are not  entitled to  inclusion  of such  securities  in such
          Registration  Statement or are not entitled to pro rata inclusion with the Registrable  Securities;  and provided,  further,  however,  that,
          after  giving  effect  to  the  immediately   preceding  proviso,  any
          exclusion  of  Registrable  Securities  shall be made  pro  rata  with
          holders  of  other  securities   having  the  right  to  include  such
          securities  in  the  Registration  Statement  other  than  holders  of
          securities   entitled  to  inclusion  of  their   securities  in  such
          Registration  Statement by reason of demand  registration  rights.  No right to  registration  of Registrable  Securities  under this Section
          2(d)  shall be  construed  to limit any  registration  required  under
          Section  2(a)  hereof.  If an  offering  in  connection  with which an
          Investor is entitled to  registration  under this  Section  2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such  Registration  Statement shall,  unless otherwise agreed by the Company,  offer and sell such Registrable  Securities in an  underwritten  offering using the same  underwriter or underwriters and,  subject to the provisions of this  Agreement,  on the same terms and  conditions  as other  shares of  Common  Stock  included  in such underwritten  offering.  Notwithstanding  anything to the contrary set forth herein,  the  registration  rights of the Investors  pursuant to this  Section  2(d) shall only be  available  in the event the Company fails to timely file, obtain  effectiveness or maintain  effectiveness of any Registration  Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.

     e.   Eligibility  for Form S-3,  SB-2 or S-1;  Conversion  to Form S-3. The
          Company represents and warrants that it meets the requirements for the use of  Form  S-3,  SB-2 or S-1 for  registration  of the  sale by the
          Initial   Investors  and  any  other   Investors  of  the  Registrable
          Securities.  The  Company  agrees to file all  reports  required to be filed by the Company  with the SEC in a timely  manner so as to remain eligible or become  eligible,  as the case may be, and  thereafter  to maintain its  eligibility,  for the use of Form S-3. If the Company is not  currently  eligible  to use Form  S-3,  not  later  than five (5)
          business  days  after  the  Company   first  meets  the   registration
          eligibility and transaction  requirements  for the use of Form S-3 (or any  successor  form)  for  registration  of the offer and sale by the
          Initial  Investors and any other Investors of Registrable  Securities, the Company shall file a  Registration  Statement on Form S-3 (or such successor form) with respect to the Registrable  Securities covered by the  Registration  Statement  on Form SB-2 or Form S-1,  whichever  is applicable,  filed  pursuant  to  Section  2(a) (and  include  in such
          Registration  Statement on Form S-3 the  information  required by Rule
          429 under the 1933 Act) or convert the Registration  Statement on Form
          SB-2 or Form S-1,  whichever is applicable,  filed pursuant to Section
          2(a) to a Form S-3  pursuant  to Rule 429 under the 1933 Act and cause such  Registration  Statement  (or  such  amendment)  to  be  declared effective  no later than  forty-five  (45) days after  filing.  In the event of a breach by the  Company of the  provisions  of this  Section
          2(e),  the  Company  will be  required  to make  payments  pursuant to
          Section 2(c) hereof.

3.   OBLIGATIONS OF THE COMPANY.

     In connection  with the  registration of the  Registrable  Securities,  the
Company shall have the following obligations:

     a.   The Company  shall prepare  promptly,  and file with the SEC not later than the Filing Date,  a  Registration  Statement  with respect to the number  of  Registrable  Securities  provided  in  Section  2(a),  and thereafter use its best efforts to cause such  Registration  Statement relating to  Registrable  Securities  to become  effective  as soon as possible  after  such  filing but in no event  later than one  hundred
          (100)  days  from the  date of  Closing),  and  keep the  Registration
          Statement  effective pursuant to Rule 415 at all times until such date as is the  earlier  of (i) the  date on which  all of the  Registrable
          Securities  have been sold and (ii) the date on which the  Registrable
          Securities (in the opinion of counsel to the Initial Investors) may be immediately  sold to the public  without  registration  or restriction
          (including  without  limitation  as to volume by each holder  thereof)
          under the 1933 Act (the  "Registration  Period"),  which  Registration
          Statement   (including  any  amendments  or  supplements  thereto  and prospectuses contained therein) shall not contain any untrue statement of a material  fact or omit to state a material  fact  required  to be stated  therein,  or  necessary  to make the  statements  therein  not misleading.

     b.   The  Company  shall  prepare  and file  with  the SEC such  amendments
          (including   post-effective   amendments)   and   supplements  to  the
          Registration Statements and the prospectus used in connection with the
          Registration  Statements as may be necessary to keep the  Registration
          Statements effective at all times during the Registration Period, and, during such period,  comply with the  provisions  of the 1933 Act with respect  to the  disposition  of  all  Registrable  Securities  of the
          Company covered by the Registration  Statements until such time as all of such  Registrable  Securities  have been  disposed of in accordance with the  intended  methods  of  disposition  by the seller or sellers thereof as set forth in the Registration Statements.  In the event the number  of  shares  available  under a  Registration  Statement  filed pursuant  to  this  Agreement  is  insufficient  to  cover  all of the
          Registrable  Securities  issued or  issuable  upon  conversion  of the
          Debentures  and exercise of the Warrants,  the Company shall amend the
          Registration  Statement,  or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover
          all  of  the  Registrable  Securities,   in  each  case,  as  soon  as
          practicable,  but in any event  within  fifteen  (15)  days  after the necessity  therefor  arises  (based on the market  price of the Common
          Stock and other  relevant  factors  on which  the  Company  reasonably elects to rely).  The Company shall use its best efforts to cause such amendment  and/or new  Registration  Statement to become  effective as soon as  practicable  following the filing  thereof,  but in any event within thirty (30) days after the date on which the Company reasonably first  determines  (or  reasonably  should have  determined)  the need therefor.  The  provisions  of Section 2(c) above shall be  applicable with  respect  to such  obligation,  with the one  hundred  (100) days running  from the day the  Company  reasonably  first  determines  (or reasonably should have determined) the need therefor.

     c.   The  Company  shall  furnish  to  each  Investor   whose   Registrable
          Securities  are  included in a  Registration  Statement  and its legal counsel (i) promptly (but in no event more than two (2) business days)
          after the same is prepared  and publicly  distributed,  filed with the
          SEC,  or  received  by the  Company,  one  copy of  each  Registration
          Statement and any amendment thereto,  each preliminary  prospectus and prospectus and each amendment or supplement thereto,  and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the  Company to the SEC or the staff of the
          SEC, and each item of correspondence  from the SEC or the staff of the
          SEC, in each case relating to such Registration  Statement (other than any portion of any thereof which  contains  information  for which the
          Company has sought confidential treatment),  and (ii) promptly (but in no event  more than two (2)  business  days)  after  the  Registration
          Statement is declared effective by the SEC, such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements  thereto and such other  documents  as such  Investor  may reasonably  request  in order to  facilitate  the  disposition  of the
          Registrable  Securities  owned  by such  Investor.  The  Company  will immediately  notify each Investor by facsimile of the effectiveness of each  Registration  Statement  or any  post-effective  amendment.  The
          Company  will  promptly  (but in no event more than five (5)  business days)  respond to any and all  comments  received  from the SEC (which comments  shall  promptly  be made  available  to the  Investors  upon request),  with a view towards causing each Registration  Statement or any amendment  thereto to be declared  effective by the SEC as soon as practicable,  shall promptly file an  acceleration  request as soon as practicable  (but  in no  event  more  than  two  (2)  business  days)
          following  the  resolution  or  clearance  of all SEC  comments or, if
          applicable,   following   notification   by  the  SEC  that  any  such
          Registration Statement or any amendment thereto will not be subject to review and shall promptly file with the SEC a final prospectus as soon as  practicable  (but in no event  more  than two (2)  business  days)
          following  receipt by the Company  from the SEC of an order  declaring the Registration Statement effective.  In the event of a breach by the
          Company of the  provisions of this Section  3(c),  the Company will be required to make payments pursuant to Section 2(c) hereof.

     d.   The Company shall use  reasonable  efforts to (i) register and qualify the  Registrable  Securities  covered by the  Registration  Statements under such other  securities or "blue sky" laws of such  jurisdictions in the United  States as the Investors who hold a majority in interest of the Registrable  Securities being offered reasonably request,  (ii)
          prepare and file in those  jurisdictions  such  amendments  (including post-effective  amendments) and supplements to such  registrations and qualifications  as may be  necessary  to  maintain  the  effectiveness thereof during the Registration  Period, (iii) take such other actions as may be necessary to maintain such  registrations and qualifications in effect at all times during the Registration  Period,  and (iv) take all other  actions  reasonably  necessary  or advisable to qualify the
          Registrable  Securities  for  sale  in such  jurisdictions;  provided, however,  that  the  Company  shall  not  be  required  in  connection therewith  or as a condition  thereto to (a) qualify to do business in any  jurisdiction  where it would not otherwise be required to qualify but for this Section 3(d), (b) subject  itself to general  taxation in any such  jurisdiction,  (c) file a  general  consent  to  service  of process in any such  jurisdiction,  (d) provide any undertakings  that cause the Company undue  expense or burden,  or (e) make any change in its charter or bylaws,  which in each case the Board of  Directors  of the Company  determines  to be contrary to the best  interests  of the
          Company and its shareholders.

     e.   In  the  event  Investors  who  hold  a  majority-in-interest  of  the
          Registrable  Securities  being  offered  in  the  offering  (with  the approval of a  majority-in-interest  of the Initial  Investors) select underwriters  for the  offering,  the  Company  shall  enter  into and perform its obligations under an underwriting  agreement, in usual and
          customary   form,    including,    without    limitation,    customary
          indemnification and contribution obligations, with the underwriters of such offering.

     f.   As promptly as practicable  after  becoming  aware of such event,  the
          Company shall notify each  Investor of the happening of any event,  of which the Company has  knowledge,  as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue  statement  of a material  fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration  Statement to correct such untrue  statement  or  omission,  and deliver such number of copies of such  supplement  or amendment to each  Investor as such  Investor may reasonably  request;  provided  that,  for  not  more  than  ten  (10)
          consecutive  trading  days (or a total of not more  than  twenty  (20)
          trading days in any twelve (12) month  period),  the Company may delay the  disclosure  of material  non-public  information  concerning  the
          Company (as well as prospectus or Registration Statement updating) the disclosure  of which at the time is not, in the good faith  opinion of the  Company,  in the  best  interests  of the  Company  (an  "Allowed
          Delay"); provided, further, that the Company shall promptly (i) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor,  shall the Company  disclose to such investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the  Investors  in writing to cease all sales under such  Registration
          Statement  until the end of the Allowed Delay.  Upon expiration of the
          Allowed Delay,  the Company shall again be bound by the first sentence of this  Section  3(f) with  respect to the  information  giving  rise thereto.

     g.   The Company  shall use its best efforts to prevent the issuance of any stop order or other  suspension of  effectiveness  of any Registration
          Statement,  and, if such an order is issued,  to obtain the withdrawal of such  order at the  earliest  possible  moment  and to notify  each
          Investor who holds Registrable Securities being sold (or, in the event of  an  underwritten  offering,  the  managing  underwriters)  of  the issuance of such order and the resolution thereof.

     h.   The Company  shall permit a single firm of counsel  designated  by the
          Initial  Investors  to  review  such  Registration  Statement  and all amendments  and  supplements  thereto  (as  well as all  requests  for acceleration  or  effectiveness  thereof) a reasonable  period of time prior to their  filing  with the SEC,  and not file any  document in a form to which such  counsel  reasonably  objects  and will not request acceleration of such  Registration  Statement  without prior notice to such counsel.  The sections of such  Registration  Statement  covering information with respect to the Investors,  the Investor's  beneficial ownership  of  securities  of the  Company or the  Investors  intended method of disposition of Registrable  Securities  shall conform to the information provided to the Company by each of the Investors.

     i.   The Company shall make generally  available to its security holders as soon as  practicable,  but not later than  ninety  (90) days after the close of the period covered  thereby,  an earnings  statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a  twelve-month  period  beginning not later than the first day of the
          Company's  fiscal  quarter next  following the  effective  date of the
          Registration Statement.

     j.   At the request of any Investor, the Company shall furnish, on the date that Registrable  Securities are delivered to an underwriter,  if any, for sale in  connection  with any  Registration  Statement or, if such securities  are not  being  sold  by an  underwriter,  on the  date of effectiveness  thereof  (i) an  opinion,  dated as of such date,  from counsel  representing  the Company for  purposes of such  Registration
          Statement,  in form, scope and substance as is customarily given in an underwritten public offering,  addressed to the underwriters,  if any, and the  Investors  and  (ii) a  letter,  dated  such  date,  from the
          Company's   independent  certified  public  accountants  in  form  and substance as is  customarily  given by  independent  certified  public accountants  to  underwriters  in  an  underwritten  public  offering, addressed to the underwriters, if any, and the Investors.

     k.   The Company shall make  available for  inspection by (i) any Investor,
          (ii) any underwriter  participating  in any disposition  pursuant to a
          Registration  Statement,  (iii) one firm of attorneys  and one firm of accountants or other agents  retained by the Initial  Investors,  (iv)
          one firm of  attorneys  and one firm of  accountants  or other  agents retained  by all  other  Investors,  and  (v) one  firm  of  attorneys retained by all such underwriters (collectively, the "Inspectors") all
          pertinent  financial  and  other  records,   and  pertinent  corporate
          documents and properties of the Company, including without limitation, records of  conversions  by other  holders of  convertible  securities issued  by the  Company  and the  issuance  of stock  to such  holders pursuant to the conversions (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility,  and cause the Company's officers,  directors and employees to supply all information which any
          Inspector may  reasonably  request for purposes of such due diligence;
          provided,  however,  that each Inspector  shall hold in confidence and shall not make any disclosure (except to an Investor) of any Record or other  information  which the Company  determines  in good faith to be confidential,  and  of  which  determination  the  Inspectors  are  so notified,  unless (a) the  disclosure  of such Records is necessary to avoid or  correct  a  misstatement  or  omission  in any  Registration
          Statement,  (b) the release of such  Records is ordered  pursuant to a subpoena or other order from a court or  government  body of competent jurisdiction,  or (c) the  information  in such  Records has been made generally  available  to  the  public  other  than  by  disclosure  in violation  of this or any other  agreement.  The Company  shall not be required to disclose any  confidential  information in such Records to any Inspector  until and unless such Inspector shall have entered into confidentiality  agreements (in form and substance satisfactory to the
          Company) with the Company with respect  thereto,  substantially in the form of this Section 3(k).  Each Investor  agrees that it shall,  upon learning that disclosure of such Records is sought in or by a court or governmental  body of competent  jurisdiction  or through other means, give  prompt  notice to the  Company  and allow  the  Company,  at its expense, to undertake  appropriate action to prevent disclosure of, or to obtain a  protective  order for, the Records  deemed  confidential.
          Nothing herein (or in any other confidentiality  agreement between the
          Company  and any  Investor)  shall be deemed  to limit the  Investor's ability to sell Registrable  Securities in a manner which is otherwise consistent with applicable laws and regulations.

     l.   The Company  shall hold in confidence  and not make any  disclosure of information  concerning an Investor provided to the Company unless (i)
          disclosure of such  information is necessary to comply with federal or state  securities  laws,  (ii) the  disclosure of such  information is necessary  to avoid or  correct  a  misstatement  or  omission  in any
          Registration  Statement,  (iii) the  release  of such  information  is ordered  pursuant  to a  subpoena  or  other  order  from a  court  or governmental body of competent jurisdiction,  or (iv) such information has  been  made  generally  available  to the  public  other  than  by disclosure  in violation of this or any other  agreement.  The Company
          agrees  that  it  shall,   upon  learning  that   disclosure  of  such
          information  concerning  an  Investor  is  sought  in or by a court or governmental  body of competent  jurisdiction  or through other means, give prompt notice to such Investor  prior to making such  disclosure, and allow the  Investor,  at its  expense,  to  undertake  appropriate action to prevent  disclosure of, or to obtain a protective order for, such information.

     m.   The Company shall (i) cause all the Registrable  Securities covered by the  Registration  Statement to be listed on each national  securities exchange on which securities of the same class or series issued by the
          Company are then  listed,  if any, if the listing of such  Registrable
          Securities is then permitted under the rules of such exchange, or (ii)
          to the extent the  securities of the same class or series are not then listed on a national securities  exchange,  secure the designation and
          quotation,   of  all  the  Registrable   Securities   covered  by  the
          Registration  Statement on Nasdaq or, if not  eligible for Nasdaq,  on
          Nasdaq SmallCap or, if not eligible for Nasdaq or Nasdaq SmallCap,  on the OTCBB and,  without  limiting the generality of the foregoing,  to arrange for at least two market  makers to register  with the National
          Association of Securities Dealers,  Inc. ("NASD") as such with respect to such Registrable Securities.

     n.   The Company shall provide a transfer agent and registrar, which may be a single  entity,  for the  Registrable  Securities not later than the effective date of the Registration Statement.

     o.   The Company shall  cooperate  with the Investors who hold  Registrable
          Securities being offered and the managing underwriter or underwriters,
          if  any,  to  facilitate  the  timely   preparation  and  delivery  of
          certificates  (not  bearing  any  restrictive  legends)   representing
          Registrable  Securities  to  be  offered  pursuant  to a  Registration
          Statement and enable such certificates to be in such  denominations or
          amounts,  as  the  case  may  be,  as  the  managing   underwriter  or
          underwriters,  if any, or the  Investors  may  reasonably  request and registered in such names as the managing  underwriter or underwriters, if any, or the Investors may request,  and,  within three (3) business
          days  after  a  Registration   Statement  which  includes  Registrable
          Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel  selected by the Company to deliver,  to the transfer agent for the Registrable  Securities (with copies to the
          Investors   whose   Registrable   Securities   are  included  in  such
          Registration  Statement) an instruction in the form attached hereto as
          Exhibit 1 and an opinion of such counsel in the form  attached  hereto as Exhibit 2.

     p.   At  the  request  of  the  holders  of a  majority-in-interest  of the
          Registrable  Securities,  the Company  shall prepare and file with the
          SEC  such  amendments   (including   post-effective   amendments)  and
          supplements  to a Registration  Statement and any  prospectus  used in connection  with the  Registration  Statement  as may be  necessary in
          order  to  change  the  plan  of   distribution   set  forth  in  such
          Registration Statement.

     q.   From and after the date of this Agreement,  the Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under
          Section  2(a) hereof or any  amendment  or  supplement  thereto  under
          Section  3(b)  hereof   without  the  consent  of  the  holders  of  a
          majority-in-interest of the Registrable Securities.

     r.   The  Company  shall take all other  reasonable  actions  necessary  to expedite and  facilitate  disposition  by the Investors of Registrable
          Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTORS.

     In connection  with the  registration of the  Registrable  Securities,  the
Investors shall have the following obligations:

     a.   It shall be a condition precedent to the obligations of the Company to complete the  registration  pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information  regarding  itself,  the
          Registrable   Securities  held  by  it  and  the  intended  method  of
          disposition  of the  Registrable  Securities  held by it as  shall  be reasonably  required to effect the  registration  of such  Registrable
          Securities  and shall execute such  documents in connection  with such registration as the Company may reasonably request. At least three (3)
          business  days  prior  to the  first  anticipated  filing  date of the
          Registration Statement,  the Company shall notify each Investor of the information the Company requires from each such Investor.

     b.   Each  Investor,  by  such  Investor's  acceptance  of the  Registrable
          Securities,  agrees  to  cooperate  with  the  Company  as  reasonably requested by the Company in connection with the preparation and filing of the  Registration  Statements  hereunder,  unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's  Registrable  Securities from the  Registration
          Statements.

     c.   In  the  event  Investors  holding  a   majority-in-interest   of  the
          Registrable  Securities  being  registered  (with the  approval of the
          Initial Investors) determine to engage the services of an underwriter, each  Investor  agrees  to enter  into  and  perform  such  Investor's obligations  under an underwriting  agreement,  in usual and customary form,  including,  without limitation,  customary  indemnification and contribution  obligations,  with  the  managing  underwriter  of  such offering  and take such other  actions as are  reasonably  required in order to expedite or facilitate  the  disposition  of the  Registrable
          Securities,  unless such  Investor has notified the Company in writing of  such  Investor's  election  to  exclude  all  of  such  Investor's
          Registrable Securities from such Registration Statement.

     d.   Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or
          3(g),  such  Investor  will  immediately  discontinue  disposition  of
          Registrable Securities pursuant to the Registration Statement covering such  Registrable  Securities  until  such  Investor's  receipt of the copies of the  supplemented  or  amended  prospectus  contemplated  by
          Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall  deliver  to the  Company  (at the  expense of the  Company)  or destroy (and deliver to the Company a certificate of destruction)  all copies in such Investor's possession,  of the prospectus covering such
          Registrable Securities current at the time of receipt of such notice.

     e.   No Investor may participate in any underwritten registration hereunder unless such  Investor (i) agrees to sell such  Investor's  Registrable
          Securities on the basis provided in any  underwriting  arrangements in usual and customary  form entered into by the Company,  (ii) completes and executes  all  questionnaires,  powers of  attorney,  indemnities, underwriting  agreements and other documents reasonably required under the terms of such underwriting  arrangements,  and (iii) agrees to pay its pro rata share of all  underwriting  discounts and commissions and any  expenses in excess of those  payable by the  Company  pursuant to
          Section 5 below.

5. EXPENSES OF REGISTRATION.

          All  reasonable  expenses,   other  than  underwriting  discounts  and
     commissions,   incurred  in  connection  with  registrations,   filings  or
     qualifications pursuant to Sections 2 and 3, including, without limitation, all registration,  listing and qualification  fees, printers and accounting fees,  the fees and  disbursements  of  counsel  for the  Company,  and the reasonable fees and  disbursements  of one counsel  selected by the Initial
     Investors  pursuant to Sections  2(b) and 3(h) hereof shall be borne by the
     Company.

6. INDEMNIFICATION.

     In the event any  Registrable  Securities  are  included in a  Registration
Statement under this Agreement:

     a.   To the extent  permitted  by law,  the Company  will  indemnify,  hold harmless  and defend  (i) each  Investor  who holds  such  Registrable
          Securities, (ii) the directors,  officers, partners, employees, agents and each person who controls  any  Investor  within the meaning of the
          1933 Act or the Securities Exchange Act of 1934, as amended (the "1934
          Act"),  if any, (iii) any underwriter (as defined in the 1933 Act) for the Investors, and (iv) the directors,  officers,  partners, employees and each person who controls any such  underwriter  within the meaning of the  1933  Act or the  1934  Act,  if any  (each,  an  "Indemnified
          Person"),  against  any  joint or  several  losses,  claims,  damages,
          liabilities   or  expenses   (collectively,   together  with  actions,
          proceedings  or  inquiries  by  any   regulatory  or   self-regulatory
          organization,  whether  commenced or threatened,  in respect  thereof,
          "Claims")  to which any of them may  become  subject  insofar  as such
          Claims  arise out of or are based upon:  (i) any untrue  statement  or alleged  untrue  statement  of  a  material  fact  in  a  Registration
          Statement  or the  omission  or alleged  omission  to state  therein a material  fact  required  to  be  stated  or  necessary  to  make  the statements  therein  not  misleading;  (ii) any  untrue  statement  or
          alleged  untrue   statement  of  a  material  fact  contained  in  any
          preliminary  prospectus  if used prior to the  effective  date of such
          Registration  Statement,  or  contained  in the final  prospectus  (as amended or supplemented, if the Company files any amendment thereof or supplement  thereto with the SEC) or the omission or alleged  omission to state  therein any material fact  necessary to make the  statements made therein, in light of the circumstances under which the statements therein were made, not  misleading;  or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including,  without limitation,  any state securities law, or any rule or  regulation  thereunder  relating  to  the  offer  or  sale  of the
          Registrable  Securities  (the  matters in the  foregoing  clauses  (i)
          through  (iii)  being,  collectively,  "Violations").  Subject  to the restrictions  set forth in Section  6(c) with respect to the number of legal counsel,  the Company shall  reimburse the  Indemnified  Person, promptly as such  expenses are  incurred and are due and payable,  for any reasonable  legal fees or other  reasonable  expenses  incurred by them in  connection  with  investigating  or defending any such Claim.
          Notwithstanding   anything  to  the  contrary  contained  herein,  the
          indemnification  agreement  contained in this Section 6(a):  (i) shall not apply to a Claim  arising out of or based upon a  Violation  which occurs in reliance upon and in conformity with  information  furnished in writing to the Company by any Indemnified Person or underwriter for such  Indemnified  Person  expressly  for use in  connection  with the preparation  of such  Registration  Statement  or any  such  amendment thereof or  supplement  thereto,  if such  prospectus  was timely made available by the Company  pursuant to Section 3(c) hereof;  (ii) shall not  apply  to  amounts  paid  in  settlement  of any  Claim  if  such settlement  is  effected  without  the prior  written  consent  of the
          Company,  which consent shall not be unreasonably  withheld; and (iii)
          with  respect to any  preliminary  prospectus,  shall not inure to the benefit of any Indemnified  Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus,  as then amended or supplemented, such  corrected  prospectus  was timely made  available by the Company pursuant  to  Section  3(c)  hereof,  and the  Indemnified  Person was promptly advised in writing not to use the incorrect  prospectus prior to the use giving rise to a  Violation  and such  Indemnified  Person, notwithstanding  such advice,  used it. Such indemnity shall remain in full force and effect  regardless of any  investigation  made by or on behalf of the Indemnified Person and shall survive the transfer of the
          Registrable Securities by the Investors pursuant to Section 9.

     b.   In connection with any Registration  Statement in which an Investor is participating,  each such Investor agrees severally and not jointly to indemnify,  hold  harmless  and defend,  to the same extent and in the same  manner  set forth in  Section  6(a),  the  Company,  each of its directors,  each of its officers who signs the Registration Statement, each person,  if any,  who controls the Company  within the meaning of the  1933  Act  or  the  1934  Act,  any  underwriter  and  any  other shareholder selling securities pursuant to the Registration  Statement or any of its  directors or officers or any person who  controls  such shareholder or  underwriter  within the meaning of the 1933 Act or the
          1934 Act  (collectively  and together with an Indemnified  Person,  an
          "Indemnified  Party"),  against  any  Claim to  which  any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim  arises out of or is based  upon any  Violation  by such
          Investor,  in each case to the extent  (and only to the  extent)  that such Violation  occurs in reliance upon and in conformity with written information  furnished to the Company by such  Investor  expressly for use in connection  with such  Registration  Statement;  and subject to
          Section 6(c) such Investor will  reimburse any legal or other expenses
          (promptly  as such  expenses  are  incurred  and are due and  payable)
          reasonably  incurred  by  them in  connection  with  investigating  or defending  any such  Claim;  provided,  however,  that  the  indemnity agreement  contained  in this  Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld;  provided,  further, however, that the Investor shall be liable under this Agreement  (including this Section 6(b) and
          Section 7) for only that amount as does not exceed the net proceeds to such  Investor  as a  result  of the  sale of  Registrable  Securities pursuant to such Registration  Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the
          Registrable  Securities  by  the  Investors  pursuant  to  Section  9.
          Notwithstanding   anything  to  the  contrary  contained  herein,  the
          indemnification  agreement contained in this Section 6(b) with respect to any  preliminary  prospectus  shall not inure to the benefit of any
          Indemnified Party if the untrue statement or omission of material fact contained  in the  preliminary  prospectus  was  corrected on a timely basis in the prospectus, as then amended or supplemented.

     c.   Promptly after receipt by an Indemnified  Person or Indemnified  Party under  this  Section  6 of notice of the  commencement  of any  action
          (including  any  governmental  action),  such  Indemnified  Person  or
          Indemnified  Party shall,  if a Claim in respect thereof is to be made against any  indemnifying  party under this  Section 6, deliver to the indemnifying party a written notice of the commencement  thereof,  and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying  party so desires,  jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually  satisfactory to the indemnifying  party and the Indemnified  Person or the Indemnified  Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall  have the  right to  retain  its own  counsel  with the fees and expenses to be paid by the  indemnifying  party, if, in the reasonable
          opinion  of  counsel   retained  by  the   indemnifying   party,   the
          representation   by  such  counsel  of  the   Indemnified   Person  or
          Indemnified  Party and the  indemnifying  party would be inappropriate
          due  to  actual  or  potential   differing   interests   between  such
          Indemnified   Person  or   Indemnified   Party  and  any  other  party
          represented by such counsel in such proceeding. The indemnifying party shall pay for only one  separate  legal  counsel  for the  Indemnified
          Persons or the  Indemnified  Parties,  as  applicable,  and such legal counsel shall be selected by Investors holding a  majority-in-interest of the Registrable  Securities included in the Registration  Statement
          to   which   the   Claim    relates    (with   the   approval   of   a
          majority-in-interest  of the Initial Investors),  if the Investors are entitled to indemnification  hereunder, or the Company, if the Company is entitled to indemnification  hereunder, as applicable.  The failure
          to  deliver  written  notice  to  the  indemnifying   party  within  a
          reasonable  time of the  commencement  of any such  action  shall  not relieve such  indemnifying  party of any liability to the  Indemnified
          Person or Indemnified Party under this Section 6, except to the extent that the indemnifying  party is actually  prejudiced in its ability to defend such  action.  The  indemnification  required by this Section 6 shall be made by periodic  payments of the amount  thereof  during the course of the investigation or defense, as such expense,  loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION.

     To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying  party agrees to make the maximum  contribution with respect to any amounts for which it would otherwise be liable under Section
6 to the  fullest  extent  permitted  by law;  provided,  however,  that  (i) no contribution  shall be made under  circumstances  where the maker would not have been liable for  indemnification  under the fault standards set forth in Section
6,  (ii)  no   seller   of   Registrable   Securities   guilty   of   fraudulent
misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution  from any seller of Registrable  Securities who was not guilty of such fraudulent  misrepresentation,  and (iii) contribution  (together with any  indemnification  or other  obligations  under this  Agreement)  by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE 1934 ACT.

     With a view to making  available to the  Investors the benefits of Rule 144 promulgated  under the 1933 Act or any other  similar rule or  regulation of the
SEC that may at any time permit the investors to sell  securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

     a.   make  and keep  public  information  available,  as  those  terms  are understood and defined in Rule 144;

     b.   file with the SEC in a timely  manner all reports and other  documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such  requirements (it being understood that  nothing  herein  shall  limit the  Company's  obligations  under
          Section 4(c) of the Securities  Purchase  Agreement) and the filing of such  reports  and other  documents  is  required  for the  applicable provisions of Rule 144; and

     c.   furnish to each  Investor so long as such  Investor  owns  Registrable
          Securities,  promptly  upon  request,  (i) a written  statement by the
          Company that it has complied with the reporting  requirements  of Rule
          144,  the 1933 Act and the 1934  Act,  (ii) a copy of the most  recent annual or quarterly  report of the Company and such other  reports and documents so filed by the Company, and (iii) such other information as may be  reasonably  requested  to permit  the  Investors  to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.

     The rights under this Agreement  shall be  automatically  assignable by the
Investors to any transferee of all or any portion of Registrable  Securities if:
(i) the  Investor  agrees in writing with the  transferee  or assignee to assign such rights,  and a copy of such  agreement is furnished to the Company within a reasonable time after such assignment,  (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such  transferee or assignee,  and (b) the  securities  with respect to which such  registration  rights are being  transferred  or assigned,
(iii)  following  such transfer or assignment,  the further  disposition of such securities by the  transferee  or assignee is restricted  under the 1933 Act and applicable  state  securities  laws,  (iv) at or  before  the time  the  Company receives the written notice  contemplated  by clause (ii) of this sentence,  the transferee or assignee  agrees in writing with the Company to be bound by all of the  provisions  contained  herein,  (v) such  transfer  shall have been made in
accordance  with  the  applicable   requirements  of  the  Securities   Purchase
Agreement,  and (vi) such transferee  shall be an "accredited  investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

10. AMENDMENT OF REGISTRATION RIGHTS.

     Provisions of this Agreement may be amended and the observance  thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, each of the Initial
Investors  (to  the  extent  such  Initial   Investor  still  owns   Registrable
Securities)  and  Investors  who hold a  majority  interest  of the  Registrable
Securities.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11. MISCELLANEOUS.

     a.   A person or entity is deemed to be a holder of Registrable  Securities whenever  such  person  or  entity  owns of  record  such  Registrable
          Securities. If the Company receives conflicting instructions,  notices or elections  from two or more persons or entities with respect to the same Registrable  Securities,  the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

     b.   Any notices  required or  permitted to be given under the terms hereof shall  be  sent  by  certified  or  registered  mail  (return  receipt
          requested)  or  delivered   personally  or  by  courier  (including  a
          recognized  overnight  delivery  service) or by facsimile and shall be effective  five days  after  being  placed  in the mail,  if mailed by regular United States mail, or upon receipt,  if delivered  personally or by courier  (including a recognized  overnight delivery service) or by  facsimile,  in each case  addressed to a party.  The addresses for such communications shall be:

                  If to the Company:

                  iDial Networks, Inc.
                  10800 East Bethany Drive
                  Suite 380
                  Denver, Colorado 80014
                  Attention:  Mark T. Wood
                  Telephone:  281-465-3100
                  Facsimile:  281-292-8083

                  With copies to:

                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas, 21st Floor
                  New York, New York 10018
                  Attention:  Gregory Sichenzia, Esq.
                  Telephone:  (212) 930-9700
                  Facsimile:   (212) 930-9725
                  Email:  GSichenzia@srfllp.net

If to an Investor:  to the address set forth  immediately  below such Investor's name on the signature pages to the Securities Purchase Agreement.

                  With a copy to:

                  Ballard Spahr Andrews & Ingersoll, LLP
                  1735 Market Street
                  51st Floor
                  Philadelphia, Pennsylvania  19103
                  Attention:  Gerald J. Guarcini, Esq.
                  Telephone:  215-865-8625
                  Facsimile:  215-864-8999
                  Email:  guarcini@ballardspahr.com

     c.   Failure  of any  party to  exercise  any right or  remedy  under  this
          Agreement or otherwise,  or delay by a party in exercising  such right or remedy, shall not operate as a waiver thereof.

     d.   THIS  AGREEMENT  SHALL  BE  ENFORCED,  GOVERNED  BY AND  CONSTRUED  IN
          ACCORDANCE  WITH THE  LAWS OF THE  STATE  OF NEW  YORK  APPLICABLE  TO
          AGREEMENTS  MADE  AND TO BE  PERFORMED  ENTIRELY  WITHIN  SUCH  STATE,
          WITHOUT  REGARD TO THE  PRINCIPLES  OF CONFLICT  OF LAWS.  THE PARTIES
          HERETO  HEREBY  SUBMIT TO THE  EXCLUSIVE  JURISDICTION  OF THE  UNITED
          STATES  FEDERAL  COURTS LOCATED NEW YORK, NEW YORK WITH RESPECT TO ANY
          DISPUTE ARISING UNDER THIS AGREEMENT,  THE AGREEMENTS  ENTERED INTO IN
          CONNECTION  HEREWITH  OR  THE  TRANSACTIONS   CONTEMPLATED  HEREBY  OR
          THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT
          FORUM TO THE  MAINTENANCE  OF SUCH SUIT OR  PROCEEDING.  BOTH  PARTIES
          FURTHER  AGREE THAT  SERVICE OF PROCESS  UPON A PARTY  MAILED BY FIRST
          CLASS  MAIL  SHALL BE DEEMED IN EVERY  RESPECT  EFFECTIVE  SERVICE  OF
          PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING.  NOTHING HEREIN
          SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER
          PERMITTED  BY LAW.  BOTH  PARTIES  AGREE  THAT A FINAL  NON-APPEALABLE
          JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE
          ENFORCED  IN OTHER  JURISDICTIONS  BY SUIT ON SUCH  JUDGMENT OR IN ANY
          OTHER LAWFUL  MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE
          ARISING UNDER THIS  AGREEMENT  SHALL BE  RESPONSIBLE  FOR ALL FEES AND
          EXPENSES,  INCLUDING ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY
          IN CONNECTION WITH SUCH DISPUTE.

     e.   In the event  that any  provision  of this  Agreement  is  invalid  or unenforceable  under any applicable  statute or rule of law, then such provision  shall  be  deemed  inoperative  to the  extent  that it may conflict  therewith and shall be deemed  modified to conform with such statute or rule of law. Any  provision  hereof which may prove invalid or  unenforceable  under any law  shall not  affect  the  validity  or enforceability of any other provision hereof.

     f.   This  Agreement,  the Warrants and the Securities  Purchase  Agreement
          (including all schedules and exhibits  thereto)  constitute the entire agreement  among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings,  other  than those set forth or  referred  to herein and
          therein.   This  Agreement  and  the  Securities   Purchase  Agreement
          supersede all prior  agreements and  understandings  among the parties hereto with respect to the subject matter hereof and thereof.

     g.   Subject to the requirements of Section 9 hereof,  this Agreement shall be  binding  upon and inure to the  benefit of the  parties  and their successors and assigns.

     h.   The headings in this  Agreement are for  convenience of reference only and shall not form part of, or  affect  the  interpretation  of,  this
          Agreement.

     i.   This  Agreement may be executed in two or more  counterparts,  each of which  shall be deemed an original  but all of which shall  constitute
          one  and  the  same   agreement  and  shall  become   effective   when
          counterparts have been signed by each party and delivered to the other party.  This Agreement,  once executed by a party, may be delivered to the other party  hereto by  facsimile  transmission  of a copy of this
          Agreement  bearing  the  signature  of the  party so  delivering  this
          Agreement.

     j.   Each party shall do and  perform,  or cause to be done and  performed, all such  further acts and things,  and shall  execute and deliver all such other agreements, certificates, instruments and documents, as the other  party may  reasonably  request in order to carry out the intent and accomplish the purposes of this Agreement and the  consummation of the transactions contemplated hereby.

     k.   Except  as  otherwise   provided   herein,   all  consents  and  other
          determinations to be made by the Investors  pursuant to this Agreement shall be made by  Investors  holding  a  majority  of the  Registrable
          Securities,   determined  as  if  the  all  of  the  Debentures   then
          outstanding have been converted into for Registrable Securities.

     l.   The  Company  acknowledges  that a  breach  by it of  its  obligations hereunder  will cause  irreparable  harm to each Investor by vitiating the  intent  and  purpose  of the  transactions  contemplated  hereby.
          Accordingly,  the  Company  acknowledges  that the  remedy  at law for breach of its obligations  under this Agreement will be inadequate and agrees,  in the event of a breach or threatened  breach by the Company of any of the  provisions  under this  Agreement,  that each  Investor shall be entitled,  in addition to all other available remedies in law or in equity,  and in addition to the penalties  assessable herein, to an injunction  or  injunctions  restraining,  preventing or curing any breach of this  Agreement  and to enforce  specifically  the terms and provisions hereof,  without the necessity of showing economic loss and without any bond or other security being required.

     m.   The language used in this  Agreement will be deemed to be the language chosen by the parties to express their mutual intent,  and no rules of strict construction will be applied against any party.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF,  the Company and the undersigned Initial Investors have caused this Agreement to be duly executed as of the date first above written.

IDIAL NETWORKS, INC.

--------------------------------------
Mark T. Wood
Chief Executive Officer

AJW PARTNERS, LLC
By:  SMS Group, LLC

--------------------------------------
Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC

--------------------------------------
Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC

------------------------------------
Corey S. Ribotsky
Manager